UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2005

DISCOVERY BANCORP

Incorporated Under the Laws of the State of California

333-122090 Commission File Number	20-1814766 I.R.S. Employer Identification Number

338 Via Vera Cruz
San Marcos, California 92078
(760) 736-8900

Not Applicable
(Former name or former address, if changed since last report)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On June 27, 2005, the California Secretary of State confirmed the filing of the Plan of Reorganization and Merger Agreement on June 22, 2005, thereby consummating the bank holding company reorganization pursuant to which Discovery Bank became the wholly-owned subsidiary of Discovery Bancorp.

     On October 20, 2004, the Bank, DB Merger Company (the “Merger Company”), and Discovery Bancorp entered into a Plan of Reorganization and Merger Agreement which provided for the merger of the Bank with the Merger Company, a wholly-owned subsidiary of Discovery Bancorp. On June 22, 2005, after obtaining approval of the corporate reorganization by the shareholders of the Bank, the Merger Company and the Registrant, and all applicable regulatory authorities, the reorganization was consummated. Consummation was not confirmed until June 27, 2005, when the California Secretary of State issued its certification of the filing of the Plan of Reorganization and Merger Agreement. Consequently, effective June 22, 2005, pursuant to the terms of the Plan of Reorganization and Merger Agreement, the Bank became the wholly-owned subsidiary of Discovery Bancorp, the 1,037,548 issued and outstanding shares of the Bank’s common stock were converted into 1,037,548 shares of the Registrant’s common stock, all outstanding options and warrants to purchase the Bank’s common stock were converted into options and warrants to purchase the Registrant’s common stock, respectively, on a one-for-one basis, and the shareholders of the Bank become shareholders of the Registrant.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

     The financial statements of the Bank are not included in this Report on Form 8-K as they will be included with the Form 10-QSB to be filed by Discovery Bancorp for the period ending March 31, 2005.

(b) Pro Forma Financial Information.

     Pro forma financial information has not been included in this Report on Form 8-K pursuant to the provisions of Item 9.01(b) of Form 8-K. The combined pro forma financials would not be materially different from the 2004 audited financial statements and the March 31, 2005 unaudited financial statements of Discovery Bank as Discovery Bancorp did not have any operations and had nominal assets, liabilities and shareholders’ equity during 2004 and the period ended March 31, 2005. Discovery Bancorp will be filing consolidated financial information, including the pro forma financial information required by the provisions of Item 9.01(b) of Form 8-K, in its initial report on Form 10-QSB for the period ended March 31, 2005.

(c)	Exhibits.		Page

	2	Plan of Reorganization and Merger Agreement, dated October 20, 2004 by and between Discovery Bank and DB Merger Company	(1)
	4.1	Form of Discovery Bank Warrant	(1)
	4.2	Shareholder Agreement dated October 20, 2004	(1)
	10.1	Discovery Bancorp 2004 Stock Option Plan, as amended	(2)
	10.2	Form of Discovery Bancorp Stock Option Agreement	(1)
	21	Subsidiaries

(1)	These exhibits are incorporated by reference from the Registrant’s Registration Statement on Form S-4, filed January 18, 2005.

(2)	These exhibits are incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4, filed April 6, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVERY BANCORP
Date: June 30, 2005	By:	/s/ James P. Kelley, II
James P. Kelley, II
President and Chief Executive Officer